IVY FUNDS

Nomura Smid Cap Core Fund (formerly, Macquarie Smid Cap Core Fund) (the “Fund”)

Supplement to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”), each dated July 31, 2025, as amended

On or about July 1, 2026, Donald Padilla will retire from Delaware Management Company, the Fund’s manager, and will no longer be a portfolio manager of the Fund.

Effective March 31, 2026 (the “Effective Date”), Chad Bolen and William Mitchell III are added as additional portfolio managers of the Fund.

On the Effective Date, the following replaces the information in the section of the Fund’s statutory prospectus entitled “Fund summaries — Nomura Smid Cap Core Fund — Who manages the Fund? — Investment manager”:

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio Managers	Title with Delaware Management Company	Start date on the Fund
David Reidinger	Managing Director, Head of US Core Equity	November 2021
Christopher Adams, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Michael Morris, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Donald Padilla, CPA*	Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Christina Van Het Hoen, CFA	Senior Vice President, Portfolio Manager - US Core Equity	July 2024
Chad Bolen	Executive Director, Portfolio Manager - US Core Equity	March 2026
William Mitchell III	Vice President, Portfolio Manager - US Core Equity	March 2026

* Effective on or about July 1, 2026, Donald Padilla will be retiring from the Manager and will no longer be a portfolio manager of the Fund.

On the Effective Date, the following replaces the section of the Fund’s statutory prospectus entitled “Who manages the Funds — Portfolio managers — Nomura Smid Cap Core Fund”:

David Reidinger, Christopher Adams, Michael Morris, Donald Padilla (until his retirement from the Manager on or about July 1, 2026), Christina Van Het Hoen, Chad Bolen, and William Mitchell III have primary responsibility for making day-to-day investment decisions for the Fund.

On the Effective Date, the following biographies are added to the Fund’s statutory prospectus entitled “Who manages the Funds — Portfolio managers”:

Chad Bolen
Executive Director, Portfolio Manager - US Core Equity

Chad is a Portfolio Manager for the US Core Equity Team at Nomura Asset Management International, a role he assumed in March 2026. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. Chad performs analysis and research to support the portfolios managed by the investment team, which he joined in July 2025. Prior to Macquarie, he was an Assistant Portfolio Manager and Senior Research Analyst at Penn Capital Management from August 2013 to July 2025, where he covered small- to mid-cap companies in the consumer sectors. Prior to that, Chad worked at Raymond James Financial from 2004 to 2013, first as an Equity Research Liaison and then as a Senior Equity Research Associate. Chad started his career as a Financial Advisor with Morgan Stanley. Chad received a Bachelor of Arts in organizational behavior and management from Brown University. He holds the Chartered Financial Analyst® designation, and he is a member of the CFA Institute and the CFA Society of Philadelphia.

William Mitchell III
Vice President, Portfolio Manager - US Core Equity

Will is a Portfolio Manager for the US Core Equity Team at Nomura Asset Management International, a role he assumed in March 2026. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. Will performs analysis and research to support the portfolios managed by the investment team, which he joined in July 2023. Prior to Macquarie, Will was an Analyst at Manning & Napier from June 2014 to January 2023, focusing on the research and analysis of companies in the finance, healthcare, technology, and transportation sectors. Prior to that, Will worked as a Research Associate at Citigroup, where he covered companies in the basic materials sector. Will received a Bachelor of Science in finance with a minor in economics from Niagara University.

On the Effective Date, the following information is added to the section of the Fund’s SAI entitled “Portfolio Managers – Other Accounts Managed”:

	No. of Accounts	Total Assets Managed (USD)	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Chad Bolen*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
William Mitchell III*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
* As of February 28, 2026

On the Effective Date, the section of the Fund’s SAI entitled “Portfolio Managers – Compensation Structure – Bonus - Reidinger, Adams, Morris, Padilla, Van Het Hoen” is deleted in its entirety and replaced with:

Bonus - Reidinger, Adams, Bolen, Mitchell, Morris, Padilla, Van Het Hoen. Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. A percentage of these revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. (“Morningstar”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated March 27, 2026.